Investor Presentation
   JP Morgan Conference
January 13, 2010
Exhibit 99

Company Overview
■ Headquartered in St. Louis, Missouri
■ Established in 1982
■ Largest contract manager of
 rehabilitation services in hospitals and
 long-term care settings, with over
 1,280 locations in 41 states
■ Completed acquisition of Triumph
 HealthCare, a leading provider of long-
 term acute care hospitals (LTACHs),
 on Nov. 24, 2009
■ Acquisition makes RehabCare the
 fourth largest post-acute hospital
 operator and third largest LTACH
 provider in U.S.
■ YTD 9/30/09 pro forma revenues of
 $943 mm
Hospital Rehabilitation Services (HRS) Division
Skilled Nursing Rehabilitation Services (SRS) Division
Hospital Division
Geographic Presence
Revenue Breakdown - YTD pro forma as of 9/30/09
Skilled
Nursing
39%
Hospital Rehab
Services
14%
Hospitals
47%

13%
Patient Discharge Destination1
LTACH / SNF
IRF
No post-
acute care
Hospice/Home Health
65%
Acute care
hospital
2
Market Overview
13%
2  MedPAC Data Book, June 2009; does not include Home Health or
 Medicare Advantage
3  Avalere Health LLC, April 2009; does not include Home Health or
 Medicare Advantage
Medicare Post-Acute Spending (in billions)
LTACHs = Long-Term Acute Care Hospitals IRFs
= Inpatient Rehabilitation Facilities SNFs =
Skilled Nursing Facilities
$
■ Large, growing and highly fragmented market
 ■ Positive demographic trends, with first wave of Baby Boomers entering Medicare in 2011
 ■ Medicare expenditures for post-acute services (excluding home health) projected to increase 113% from
 2007 to 2021
■ RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients
Projected3
Actual2

94
6
5
6
89
82
28
23
19
11
8
8
Hospital Division
Overview
Competitive Landscape
1 See Appendix for reconciliation to GAAP
2 MedPAC, March 2009 Report to the Congress
3 MedPAC Data Book, June 2009
4 Does not include additional Triumph facility scheduled to open April 2010
■ Triumph HealthCare was purchased for $558.7 mm, 6.2x LTM
 9/30/09 Adjusted EBITDA1
■ Triumph is the third largest LTACH operator in the U.S. by revenue, operating 21 facilities in 7 states. It is the largest provider of long-term acute care in Houston and the dominant provider of LTACH services in 9 of its 13 markets.
■ RehabCare pursues joint venture hospital partnerships (nine currently) with market-leading acute care providers and
 physician groups, in addition to its wholly owned facilities
Market Size2: 219 IRFs
(Freestanding and HIHs)
Market Size3: 409 LTACHs
IRFs
LTACHs
100
93
82
34
23
19
16
14
8
6
4
3
Combined Profile
■ 28 long-term acute care hospitals
 (LTACHs), 6 inpatient rehabilitation
 facilities (IRFs)
■ 13 states
■ 1,838 licensed beds
■ 18,000 annual patient discharges
4
Source: Information available from public filings or
from company websites
4

Triumph Acquisition
Strategic rationale - operational
■ Combination provides immediate economies of scale
■ Ability to adopt Triumph’s operational strengths, which have produced a consistent record of strong earnings performance compared to major competitors
■ Creates stronger, more comprehensive continuum of care, better positioning RehabCare for potential changes in reimbursement (e.g., bundling)
 ■ Builds out RehabCare’s continuum of care in 12 markets where there is overlap with SRS and
 HRS services, creating opportunities for synergies and improved patient flow
■ New management structure in the Hospital division
 ■ Brock Hardaway leads the combined LTACH operations
 ■ Joined Triumph in 2005
 ■ 21 years industry experience, including operational leadership positions at Select
 Medical and Kindred Healthcare
 ■ Retained key Triumph operators
■ Additional growth potential through LTACH and IRF development opportunities

Admission Volumes
■ Strong admission volumes
■ ADC has grown consistently since 2005
Commercial Volume Growth
Non-Medicare Patient Mix
■ Strategic approach to managed care/commercial
 payors has yielded higher volumes, higher rates and a
 more diversified referral base
■ Strength in managing length of stay (case
 management) has resulted in significant growth in
 NRPPD
Triumph Operational Strengths
1
1
1
1
1 Through 9/30/09
5
16%
20%
22%
26%
27%

■ Meaningfully accretive to 2010 EPS
■ Immediately brings the Hospital division to profitability ($59 mm pro forma Adjusted
 EBITDA YTD 9/30/09 versus a loss of $7 mm)1
■ Strong cash flow and ability to quickly deleverage
■ Cost savings through senior management and back-office overhead reductions
■ More diversified business lines, reducing reliance on third party contracts for revenue and
 EBITDA streams
Triumph Acquisition
Strategic rationale - financial
YTD 9/30/09 “Owned” Revenue vs. “Contract” Revenue
RehabCare
Pro Forma
1 Adjusted EBITDA Reconciliation: $66.5 mm (Triumph) - $7.1 mm (Legacy Hospital division) = $59.4 mm; see Appendix for reconciliation to GAAP

■ Division has struggled to maintain traction while absorbing start-up losses, infrastructure investments and the impact of various operational issues across a small base of hospitals
■ Expect total year 2009 operating losses of $25.5 - $26.5 mm (including ≈ $11.0 mm in merger &
 acquisition and integration related costs) and revenue of approximately $154.0 mm for full year
■ Expect breakeven operating earnings run rate by the end of the second quarter of 2010 and breakeven operating earnings for FY2010
■ Final rule for FY2010 Medicare reimbursement, effective 10/1/09, resulted in a 2.8% rate increase for RehabCare IRFs and a 1.4% increase for its legacy LTACHs
Legacy Hospital Division
Historical performance
Revenue ($ in millions) and Discharges
Operating Earnings & Start-up Losses ($ in millions)
1Includes a $1.5 million pretax charge related to the cancellation of a planned acquisition and development project
¹
New Hospitals: 1 0 1 0 1 1
 2Q2008 3Q2008 4Q2008 1Q2009 2Q2009 3Q2009

Skilled Nursing Rehabilitation Services (SRS)
Division overview
■ Manages rehab programs for SNFs
 ■ Each Medicare-certified SNF is required to provide
 physical, speech and occupational therapy, but many
 lack the know-how and/or scale to effectively manage a
 program
■ RehabCare provides a compelling value proposition to its
 SNF partners
 ■ Access to advanced technology platform
 ■ Broader array of services
 ■ Better access to scarce therapist labor pool
Source: Information available from public filings or from company websites
¹ Source: MedPAC Data Book, June 2009
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,098
1,000
700
571
450
400
300
188
Market Size1: 15,000+
Medicare-certified SNFs
8
Profile
■ 1,098 skilled nursing facility (SNF)
 programs in 37 states
■ 7.9 million annual patient visits
■ Polaris Group - consulting for long-
 term care facilities
■ VTA Management Services - therapy
 and nurse staffing for New York

■ Significant same store revenue and margin growth since completion of Symphony integration in 2007
■ Expect 6.5% - 7.5% operating earnings margins for the remainder of 2009 and in 2010, driven by mid single digit year-over-year same store revenue growth; modest unit growth in 4Q09 and in 2010
■ SNF final rule for FY2010 Medicare reimbursement, effective 10/1/09, resulted in a net 1.1% rate decrease for RehabCare clients; auto exception process for Part B therapy caps expired 12/31/09, healthcare reform bills include extension through either 2010 or 2011
■ Focused on implementing next generation of therapist point-of-care devices and value-added solutions for clients through information technology
SRS Division
Performance/outlook
YOY growth: 30.9% 35.5% 49.9% 24.4% 5.6% 6.8% 4.1% 9.2%
Same store: 9.9%  8.4% 1.0%¹ 7.1%1 12.4% 10.6% 11.8% 10.3%
Revenue ($ in millions)

Note: Includes Symphony acquisition as of July 1, 2006
1Same store analysis does not include Symphony
% Margin: 6.0% 5.5% (0.3%) 1.7% 5.6% 7.8% 5.0% 7.9%
Operating Earnings ($ in millions)

RehabCare, 9.1%
Horizon Health, 1.9%
Other, 0.9%
Hospital-based:
Self-op, 69.9%
Other, 9.9%
RehabCare, 0.5%
HealthSouth, 7.8%
Source: Information available from public filings or from
company websites
1 MedPAC March 2009 Report to the Congress
Horizon Health
15.6%
Other
9.8%
RehabCare
74.6%
Freestanding
Hospital-Based
3rd Party
HealthSouth
42.9%
Other 54%
RehabCare
3.1%
18.2%
11.9%
Hospital Rehabilitation Services (HRS)
Division overview
■ Manages hospital-based IRFs and outpatient therapy programs on a contract basis, providing its partners with:
 ■ Improved clinical outcomes
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Broader clinical programming (brain, stroke, spinal
 dysfunction)
 ■ Better access to scarce therapist labor pool
 ■ Better compliance (60% rule, RAC, 3-hour rule)
Market Size1: 1,202
hospital-based and
freestanding IRFs
10
Profile
■ 154 hospital-based programs in 32
 states
■ 47,500 inpatient rehabilitation facility
 (IRF) and skilled nursing unit
 discharges/year
■ 1.2 million annual outpatient visits

HRS Division
Performance/outlook
■ Revenue and earnings declined due to implementation of 75% Rule in 2004; freeze of rule at
 60% in January 2008 gave clear runway for same store growth
■ Expect 15% - 17% operating earnings margin, 2 - 4% year-over-year growth in IRF same store discharges, lower units in 4Q09 and flat unit growth in 2010
■ Focused on enhancing client value through information technology, achieving larger system sales and becoming the post-acute solution for providers under bundled payment scenario
¹Includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
Revenue ($ in millions)
CAGR: (1.6%)
YOY growth: 2.6% (0.5%) (5.3%) (8.7%) 0.9% 10.1% (2.7%) 9.2%
IRFs: 113 120 115 107 113 110 110 110
Operating Earnings ($ in millions)
% Margin: 17.3% 11.9% 13.2% 14.0% 13.3% 15.8% 13.3% 16.6%

Standalone and Pro Forma
Historical Key Financials
Pro Forma
RehabCare
Diluted Earnings Per Share2
1 See Appendix for reconciliation to GAAP
2 Represents net earnings per share from continuing operations, attributable to RehabCare
Historical Operating Revenue ($mm)
12
Historical Adjusted EBITDA1 ($MM)
Historical Adjusted EBITDA Margin (%)
9/30/09

Consolidated Pro Forma
Balance Sheet
■ Cash flow from operations improved to $47 mm for YTD Q309 compared to $49 mm for fiscal year 2008
 ■ Days sales outstanding improved from 66 days at 12/31/08 to 61 days at 9/30/09
■ Expect continued strong operating cash flow with DSO of approximately 60 - 65 days
Cash and Cash Equivalents
Total Assets
Total Debt1
Stockholders’ Equity2
Noncontrolling Interests
Percent of Debt to Total Capital3
Debt to Annualized Adjusted EBITDA4
($mm)
$ 19.2
1,101.9
456.7
428.2
14.5
51%
2.9x
Pro Forma
9/30/09
1Includes a $441.0 mm term loan B, net of $9.0 mm in original issue discount; $11.1 mm in capital leases and $4.6 mm in mortgage debt
2Includes $140.6 mm related to a secondary equity offering for 6.2 mm shares of common stock
3Total capital represents the sum of debt, stockholders’ equity and noncontrolling interests
4Represents YTD 9/30/09 Adjusted EBITDA annualized; see Appendix for reconciliation

Strategic Direction
■ Enhance focus on clinical outcomes through cutting-edge technology and commitment to excellence
■ Expand reach in post-acute space through both organic growth and development opportunities in existing businesses
■ Leverage unique continuum model to facilitate opportunities under bundled payment system
■ Utilize IT to optimize performance and create distinction in the marketplace
Helping People Regain Their Lives

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on
Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated.
The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.

Appendix

Primary Post-Acute Settings
Overview
	Long Term Acute Care Hospitals	Skilled Nursing Facilities	Inpatient Rehab Facilities
Medicare Spending 2008	$4.5 billion	$24.2 billion (est. $6 billion rehab)	$5.8 billion
Patients Served 2007	129,202 Medicare discharges	2.5 million Medicare admissions	370,048 Medicare discharges
Type of Patient	High acuity, at least 25 days	Low to moderate acuity, may require some rehab	High acuity, requires extensive rehab (min 3 hrs/day)
Avg. Length of Stay	At least 25 days	27 days	13.2 days
Medicare Reimbursement	LTACH PPS - Receive a single payment when Medicare beneficiary is discharged for all services rendered	SNF PPS - Receive a per diem payment under both Medicare Part A and state Medicaid programs	IRF PPS- Receive a single payment when Medicare beneficiary is discharged for all services rendered
Medicare Requirements
• Patients must have an average length
 of stay of >25 days
• 25% rule: no more than 25% of
 patients may be referred from a single
 source (fixed at 50% through 2010)
• Moratorium on new LTACH beds until
 2011
		Medicare covers up to 100 days of SNF care following an acute hospital stay of at least 3 days	60% Rule: 60% of patients must satisfy one of 13 defined conditions
Source: MedPAC

Standalone and Pro Forma Historical
Financial Reconciliations
RehabCare Adjusted EBITDA
Pro Forma Adjusted EBITDA
Triumph LTM1 Adjusted EBITDA/Purchase Price Multiple
  1Last twelve months
  2Subject to adjustment
Triumph Adjusted EBITDA
18